Exhibit A

Fund	Effective Date
First Trust Income Opportunities ETF	September 28, 2016
First Trust Flexible Municipal High Income ETF	September 28, 2016
First Trust TCW Opportunistic Fixed Income ETF	February 13, 2017
First Trust TCW Unconstrained Plus Bond ETF	May 29, 2018
First Trust Low Duration Strategic Focus ETF	December 18, 2018
FT Vest U.S. Equity Buffer ETF – August	November 1, 2019
FT Vest U.S. Equity Deep Buffer ETF – August	November 1, 2019
FT Vest U.S. Equity Buffer ETF – November	November 1, 2019
FT Vest U.S. Equity Deep Buffer ETF – November	November 1, 2019
First Trust Active Factor Large Cap ETF	November 24, 2019
First Trust Active Factor Mid Cap ETF	November 24, 2019
First Trust Active Factor Small Cap ETF	November 24, 2019
FT Vest U.S. Equity Buffer ETF – February	February 5, 2020
FT Vest U.S. Equity Deep Buffer ETF – February	February 5, 2020
First Trust TCW Securitized Plus ETF	April 6, 2020
FT Vest U.S. Equity Buffer ETF – May	May 1, 2020
FT Vest U.S. Equity Deep Buffer ETF – May	May 1, 2020
First Trust Multi-Manager Large Growth ETF	May 15, 2020
FT Vest U.S. Equity Buffer ETF – June	June 1, 2020
FT Vest U.S. Equity Deep Buffer ETF – June	June 1, 2020
FT Vest U.S. Equity Buffer ETF – July	July 1, 2020
FT Vest U.S. Equity Deep Buffer ETF – July	July 1, 2020
FT Vest Fund of Buffer ETFs	August 10, 2020
FT Vest U.S. Equity Buffer ETF – September	September 1, 2020
FT Vest U.S. Equity Deep Buffer ETF – September	September 1, 2020
FT Vest U.S. Equity Buffer ETF – October	October 5, 2020
FT Vest U.S. Equity Deep Buffer ETF – October	October 5, 2020
FT Vest U.S. Equity Buffer ETF – December	December 8, 2020
FT Vest U.S. Equity Deep Buffer ETF – December	December 8, 2020
FT Vest Nasdaq-100® Buffer ETF – December	December 9, 2020
FT Vest International Equity Moderate Buffer ETF – December	December 9, 2020
FT Vest U.S. Equity Buffer ETF – January	January 4, 2021
FT Vest U.S. Equity Deep Buffer ETF – January	January 4, 2021
FT Vest Fund of Deep Buffer ETFs	January 15, 2021
First Trust TCW Emerging Markets Debt ETF	February 12, 2021

Exhibit A (Continued)

Fund	Effective Date
FT Vest U.S. Equity Buffer ETF – March	March 8, 2021
FT Vest U.S. Equity Deep Buffer ETF – March	March 8, 2021
FT Vest Nasdaq-100® Buffer ETF – March	March 8, 2021
FT Vest International Equity Moderate Buffer ETF – March	March 8, 2021
FT Vest U.S. Equity Buffer ETF – April	April 15, 2021
FT Vest U.S. Equity Deep Buffer ETF – April	April 15, 2021
First Trust Innovation Leaders ETF	May 24, 2021
First Trust Expanded Technology ETF	June 8, 2021
FT Vest Nasdaq-100® Buffer ETF – June	June 17, 2021
FT Vest International Equity Moderate Buffer ETF – June	June 17, 2021
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – June	June 28, 2021
FT Vest Nasdaq-100® Buffer ETF – September	September 16, 2021
FT Vest International Equity Moderate Buffer ETF – September	September 16, 2021
First Trust SkyBridge Crypto Industry and Digital Economy ETF	September 16, 2021
First Trust Multi-Manager Small Cap Opportunities ETF	October 8, 2021
FT Vest Buffered Allocation Defensive ETF	October 25, 2021
FT Vest Buffered Allocation Growth ETF	October 25, 2021
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – December	December 10, 2021
FT Vest Fund of Nasdaq-100® Buffer ETFs	June 14, 2022
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – September	September 20, 2022
FT Vest U.S. Equity Moderate Buffer ETF – January (GJAN)	January 12, 2023
First Trust Multi-Strategy Alternative ETF (LALT)	January 27, 2023
FT Vest U.S. Equity Moderate Buffer ETF – February (GFEB)	February 10, 2023
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – March (XMAR)	March 10, 2023
FT Vest U.S. Equity Moderate Buffer ETF – March (GMAR)	March 10, 2023
FT Vest U.S. Equity Moderate Buffer ETF – April (GAPR)	April 14, 2023
FT Vest U.S. Equity Moderate Buffer ETF – May (GMAY)	May 15, 20232
FT Vest U.S. Small Cap Moderate Buffer ETF – May (SMAY)	May 15, 2023
FT Vest U.S. Equity Moderate Buffer ETF – June (GJUN)	June 9, 2023
FT Vest U.S. Equity Moderate Buffer ETF – July (GJUL)	June 9, 2023
FT Vest U.S. Equity Moderate Buffer ETF – August (GAUG)	June 9, 2023
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – July (XJUL)	July 12, 2023
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – August (XAUG)	July 12, 2023
FT Vest U.S. Small Cap Moderate Buffer ETF – August (SAUG)	August 7, 2023
FT Vest U.S. Equity Moderate Buffer ETF – September (GSEP)	September 8, 2023

Exhibit A (Continued)

Fund	Effective Date
FT Vest U.S. Equity Moderate Buffer ETF – October (GOCT)	September 8, 2023
FT Vest U.S. Equity Moderate Buffer ETF – November (GNOV)	September 8, 2023
FT Vest U.S. Equity Moderate Buffer ETF – December (GDEC)	September 8, 2023
FT Vest U.S. Equity Buffer & Premium Income ETF – September (XISE)	September 9, 2023
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – October (XOCT)	October 12, 2023
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – November (XNOV)	October 12, 2023
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – January (XJAN)	October 12, 2023
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – February (XFEB)	October 12, 2023
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – April (XAPR)	October 12, 2023
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – May (XMAY)	October 12, 2023
FT Vest Laddered Moderate Buffer ETF (BUFZ)	October 19, 2023
FT Vest U.S. Small Cap Moderate Buffer ETF – November (SNOV)	November 6, 2023
First Trust Active Global Quality Income ETF (AGQI)	November 17, 2023
FT Vest U.S. Equity Buffer & Premium Income ETF – September (XIDE)	December 4, 2023
FT Raymond James Multicap Growth Equity ETF (RJMG)	January 12, 2024
FT Vest U.S. Small Cap Moderate Buffer ETF – February (SFEB)	February 5, 2024
FT Vest U.S. Equity Buffer & Premium Income ETF – March (XIMR)	March 18, 2023
FT Vest U.S. Equity Max Buffer ETF – March (MARM)	March 22, 2024
FT Vest Nasdaq®-100 Conservative Buffer ETF – April (QCAP)	April 8, 2024
FT Vest Nasdaq®-100 Conservative Buffer ETF – July (QCJL)	April 8, 2024
FT Vest Nasdaq®-100 Conservative Buffer ETF – October (QCOC)	April 8, 2024
FT Vest Nasdaq®-100 Conservative Buffer ETF – January (QCJA)	April 8, 2024
FT Energy Income Partners Enhanced Income ETF (EIPI)	May 1, 2024
FT Vest Nasdaq®-100 Moderate Buffer ETF – May (QMMY)	May 6, 2024
FT Vest Nasdaq®-100 Moderate Buffer ETF – August (QMAG)	May 6, 2024
FT Vest Nasdaq®-100 Moderate Buffer ETF – November (QMNV)	May 6, 2024
FT Vest Nasdaq®-100 Moderate Buffer ETF – February (QMFE)	May 6, 2024
FT Vest Laddered Small Cap Moderate Buffer ETF (BUFS)	May 21, 2024
FT Vest U.S. Equity Buffer & Premium Income ETF – June (XIJN)	June 10, 2024
FT Vest U.S. Equity Max Buffer ETF – June (JUNM)	June 10, 2024
FT Vest U.S. Equity Equal Weight Buffer ETF – June (RSJN)	June 14, 2024
FT Vest U.S. Equity Max Buffer ETF – July (JULM)	July 24, 2024